UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

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NEW DRAGON ASIA CORP.
(Name of Registrant as Specified In Its Charter)

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NEW DRAGON ASIA CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2006

TO THE STOCKHOLDERS OF NEW DRAGON ASIA CORP.:

The Annual Meeting of the Stockholders of New Dragon Asia Corp., a Florida corporation (the “Company’), will be held on May 23, 2006, at 9:00a.m. (New York time), at the offices of Loeb & Loeb LLP, the Company’s counsel, located at 345 Park Avenue, New York, New York 10154 and any adjournment thereof (the “Annual Meeting”) for the following purposes:

1. To elect seven (7) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2. To ratify the appointment of Grobstein, Horwath & Company LLP, as the Company’s independent auditors; and

3. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on April 20, 2006 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors, /s/ Li Xia Wang Name: Li Xia Wang Title: Chief Executive Officer

Dated: April 21, 2006

NEW DRAGON ASIA CORP.

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2006

INTRODUCTION

The Annual Meeting of the Stockholders of New Dragon Asia Corp., a Florida corporation (the “Company’), will be held on May 23, 2006, at 9:00a.m. (New York time), at the offices of Loeb & Loeb LLP, the Company’s counsel, located at 345 Park Avenue, New York, New York 10154 and any adjournment thereof (the “Annual Meeting”) for the following purposes:

1. To elect seven (7) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2. To ratify the appointment of Grobstein, Horwath & Company LLP, as the Company’s independent auditors; and

3. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on April 20, 2006 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

SOLICITATION AND REVOCATION

Proxies in the form enclosed are solicited by and on behalf of the Board of Directors. The persons named in the proxy have been designated as proxies by the Board of Directors. Any proxy given in response to this solicitation and received in time for the Annual Meeting will be voted as specified in the proxy. If no instructions are given, proxies will be voted

•	“FOR” the election of the nominees listed below under “Election of Directors,” and

•
“FOR” the ratification of Grobstein, Horwath & Company LLP as the Company’s independent accountants for the year ending December 25, 2006, and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Meeting and any adjournments of the meeting.

If any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given in response to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to our Secretary, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke his or her proxy.

QUORUM

The presence, in person or by proxy, of a majority of the shares of Class A Common Stock, par value $.0001 (the “Common Stock”) issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. Similarly, a broker may not be permitted to vote stock (“broker non-vote”) held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter will not be considered shares entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum.

GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

You can vote your shares of Common Stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of 51,177,376 shares of Common Stock are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one (1) vote on matters presented at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope.

The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy. Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. A proxy card may be revoked by a stockholder at any time before its exercise at the Annual Meeting by giving Peter Mak, our Chief Financial Officer, a written notice revoking your proxy card, or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

HOW ARE VOTES COUNTED?

We will hold the Annual Meeting if holders of a majority of the shares of Common Stock entitled to vote in person or by proxy either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

The election of directors under proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting. Proposal 2 shall be approved upon the affirmative vote of a majority of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting. Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

Brokers holding shares of the Company’s Common Stock in street name who do not receive instructions are entitled to vote on the election of Directors and the ratification of the Company’s independent auditors.

WHO PAYS FOR THIS PROXY SOLICITATION?

We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this.

GENERAL INFORMATION ABOUT THE PROPOSALS

WHAT PROPOSALS ARE STOCKHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING ANNUAL MEETING?

In proposal 1, we are seeking the election of seven (7) directors to serve on the board of directors of the Company until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

In proposal 2, we are seeking ratification of the appointment of Grobstein, Horwath & Company LLP as the Company’s independent auditors.

WHY IS NEW DRAGON ASIA CORP. SEEKING STOCKHOLDER APPROVAL FOR THESE PROPOSALS?

PROPOSAL NO. 1: The Revised Statutes of the State of Florida requires corporations to hold elections for directors each year.

PROPOSAL NO. 2: The Audit Committee of the Board of Directors of the Company appointed Grobstein, Horwath & Company LLP to serve as the Company’s independent auditors during fiscal year 2006. The Company elects to have its stockholders ratify such appointment.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders entitled to notice of, and to vote at the Annual Meeting and any adjournment thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date there were 51,177,376 shares of Common Stock issued and outstanding. We have issued no other voting securities as of the Record Date. Each share of Common Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of April 20, 2006 the number of shares of our Common Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of the Company’s Common Stock; (ii) each director and nominee for election to the Board of Directors; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
New Dragon Asia Food Ltd. Suite 2808, International Chamber of Commerce Tower, Fuhua Three Road, Shenzhen, PRC 518048	34,823,954	68.05%
Heng Jing Lu† Chairman	34,823,954 (1)	68.05% (1)
Li Xia Wang† Director and Chief Executive Officer	-0-	*
Ling Wang† Director and Vice President	-0- (2)	*
Zhi Yong Jiang† Director	-0-	*
De Lin Yang† Director	-0-	*
Qi Xue† Director	-0-	*
Feng Ju Chen† Director	-0-	*
Peter Mak† Chief Financial Officer	2,000,000(3)	3.91%
All Directors and Executive Officers (8 people)	36,823,954	72.0%

* Less than one percent.

† Address of referenced person is c/o New Dragon Asia Corp. Suite 2808, International Chamber of Commerce Tower, Fuhua Three Road, Shenzhen, PRC 518048.

(1) Represents shares owned by New Dragon Asia Food Ltd. Ms. Ling Wang, our Vice President and a director, is the holder of record of 100% of the equity interests of Long Feng Food Overseas Ltd. (“Long Feng”), which in turn owns 100% of the equity interests of New Dragon Pacific Holding Ltd., which in turn holds 100% of the equity interests of New Dragon Asia Food Ltd. By virtue of an understanding with Ms. Wang, Mr. Lu has sole voting and dispositive control over the shares of Long Feng and, accordingly, has sole voting and dispositive control of the shares held by New Dragon Asia Food Ltd.

(2) By virtue of an oral understanding between Ms. Wang and Mr. Lu, Mr. Lu has sole voting and dispositive control over the shares of Long Feng and, accordingly, has sole voting and dispositive control of the shares held by New Dragon Asia Food Ltd. Ms. Wang disclaims beneficial ownership of any equity interests of Long Feng and New Dragon Asia Food Ltd.

(3) Represents shares underlying immediately exercisable options, which includes options exercisable for 2,000,000 shares at an exercise price of $1.60 per share pursuant to an option granted on January 20, 2006.

EQUITY COMPENSATION PLAN INFORMATION

The following tables reflects the cash compensation we paid, as well as certain other compensation paid or accrued, during each of our last three fiscal years to the identified persons (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

					Long-term Compensation
		Annual Compensation (1)			Awards
Name and principal position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($) (1)	Restricted Stock Award(s) ($)	Securities Underlying Options/SARs (#)	Long-Term Incentive Plan Payouts ($)	All Other Compensation ($) (2)
Li Xia Wang, CEO (2)	2005	20,000	$0		-0-	-		$0
Peter Mak, CFO	2005	180,000	$0		-0-	600,000		$0
Peter Mak, CFO	2004	-0-	$0		-0-	400,000		$0
Heng Jing Lu, CEO	2004	-0-	$0		-0-	-		$0
Heng Jing Lu, CEO (3)	2003	-0-	$0		-0-	-		$0
Xue Jun Song, CEO	2003	-0-	$0		-0-	-		$0

(1) We have concluded that the aggregate amounts of perquisites and other personal benefits paid to the named individuals do not exceed the lesser of $50,000 or 10% of the compensation reported in the table for such individuals.

(2) Ms. Wang assumed the position of Chief Executive Officer on April 1, 2005.

(3) Mr. Lu assumed the position of Chief Executive Officer on December 15, 2003.

OPTION/SAR GRANTS DURING 2005 FISCAL YEAR (INDIVIDUAL GRANTS)

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term		Alternate to (f) And (g): Grant Date Value
Individual Grants					5% ($)(f)	10% ($)(g)	Grant Date Present Value $ (h)
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price	Expiration Date
Li Xia Wang, CEO	0	0	0	N/A	-	-	-
Peter Mak, CFO	600,000	100%	$1.20	June 22, 2015	258,000	834,000	-

AGGREGATED OPTION/SAR EXERCISES DURING 2005 FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs At Fiscal Year-End (#) Exercisable/Unexercisable		Value of Unexercised In-The-Money Options/SARs At Fiscal Year-End ($) Exercisable/Unexercisable
			Exercisable	Unexercisable	Exercisable	Unexercisable
Li Xia Wang, CEO	0	-	-	-	-	-
Peter Mak, CFO	0	-	1,000,000	0	290,000	0

EMPLOYMENT CONTRACTS

We have an Employment Contract with Mr. Peter Mak, our Chief Financial Officer. Mr. Mak is entitled to an annual compensation of US$180,000 per year until December 31, 2008 and stock options to acquire 400,000 shares of Common Stock at an exercise price of $1.00 per share, 600,000 shares of Common Stock at an exercise price of $1.20 per share and 2,000,000 shares of Common Stock at an exercise price of $1.60 per share. As of March 9, 2006, Mr. Mak had exercised options to purchase 1,000,000 shares of Common Stock and sold such shares of Common Stock.

COMPENSATION OF DIRECTORS

Directors receive no compensation for serving on the Board of Directors, but are reimbursed for any out-of-pocket expenses, if any, incurred in attending board meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Parties are also considered to be related if they are subject to common control or common significant influence.

Shandong Longfeng Group Company (“Shandong Longfeng”) is a joint venture partner in certain of the Company’s subsidiaries and our Chairman, Heng Jing Lu, held positions in Shandong Longfeng and certain of its subsidiaries in the fiscal year ended December 31, 2005 and prior years. Shandong Longfeng contributed approximately 20% of the capital of the Company’s subsidiary New Dragon Asia Food (Sanhe) Company Limited and 10% of the capital of the Company’s subsidiary New Dragon Asia Food (Yantai) Company Limited upon their respective formations. In return for foregoing any right to profit or loss in these companies, Shandong Longfeng is entitled to a fixed annual fee, which totaled $111,000 in 2005. In addition, the Company or its subsidiaries transacted business with Shandong Longfeng or its subsidiaries in 2005 amounting to $142,000, and paid a management fee of $12,000 to one of Shandong Longfeng’s subsidiaries.

PROPOSAL 1
ELECTION OF DIRECTORS

Seven (7) director nominees are seeking to be elected at the Annual Meeting, to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

Pursuant to the rules of the American Stock Exchange (the “AMEX”), the four independent directors of our Board have nominated the current directors as candidates for election as directors, to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified. For more information about our nominations procedures and other corporate governance matters, see “Corporate Governance” later in this Proxy Statement. In case any of these nominees should become unavailable for election to the Board, an event which is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment.

The Board of Directors unanimously recommends that you vote for the election of each of the nominated directors. Unless otherwise specified in the form of proxy, the proxies solicited by the management will be voted “FOR” the election of the candidates. The election of directors requires a plurality of the shares of Common Stock present and voting at the Meeting.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth certain information concerning each of our directors continuing in office and each of our current executive officers:

NAME	AGE	POSITION	DIRECTOR SINCE
Heng Jing Lu	55	Chairman	2003
Li Xia Wang	48	Director and Chief Executive Officer	2003
Ling Wang	42	Director and Vice President	2003
Zhi Yong Jiang	40	Independent Non-Executive Director	2003
De Lin Yang	52	Independent Non-Executive Director	2003
Qi Xue	54	Independent Non-Executive Director	2003
Feng Ju Chen	51	Independent Non-Executive Director	2004
Peter Mak	45	Chief Financial Officer	N/A

The business experience during at least the last five years of each of these individuals is as follows:

Mr. Heng Jing Lu, Chairman of the Company, graduated from The Shandong Institute of Economics in accounting and is a PRC qualified accountant. Before joining the Company on December 15, 2003, he had been working in the oil and grain industry for over 30 years. Prior to joining the Company, he was the director of Oil and Grain Bureau of Longkou, Shandong PRC where he had worked since 1975. He has extensive experience in the management of agricultural and food related enterprises and strategic planning. He is primarily responsible for business development and overall company management.

Ms. Li Xia Wang, director and Chief Executive Officer of the Company, graduated from The Shandong Institute of Economics in accounting and is a PRC qualified accountant. She joined the Longkou Oil & Grain Group Company in 1980 where she has remained, her last position being Deputy General Manager. She has over 20 years extensive experience in the field of finance and accounting. She joined as a director of the Company on December 15, 2003.

Ms. Ling Wang, director and Vice President of the Company, graduated from Shandong Television Broadcast University in economics management. She has been working with the subsidiary of the Company since 1981 and her main responsibilities are in operation control and internal audit.

Mr. Zhi Yong Jiang, independent non-executive director of the Company since December 15, 2003, currently serves on the audit committee, acting as Chairman. He graduated from Yantai Oil & Grain College with a degree in finance & accounting. He had been working with Longkou Jinsheng Electronics Co. Ltd since 2000 and prior to joining the Company, his last position was Vice President of Longkou Soybean Food Co., Ltd. He has been working in the accounting and financing field for more than 19 years in different industries. He has extensive experience in the field of finance and accounting.

Mr. De Lin Yang, independent non-executive director of the Company since December 15, 2003, is currently the chairman of the Yantai Hong Yuan CPA, a public accounting firm. Mr. Yang graduated from Shandong Gan Bu Distance Learning University with a bachelor degree in Accounting. He joined the Longkou City Ceramics Factory as an accountant in 1975 and was promoted to Chief Accountant in 1982. From 1989 to 1999, Mr. Yang served as the deputy chairman of the Longkou City CPA. In 2000, Mr. Yang joined the Yantai Hong Yuan CPA as the deputy chairman and was promoted to the chairman of the firm in 2002.

Mr. Qi Xue, independent non-executive director of the Company since March 15, 2003, graduated in 1987 from The Official Institute of Beijing Chemical Industry Management with a diploma of higher education specializing in industrial accounting. He is an associate member of The Chinese Institute of Certified Public Accountants. Since 1999, he has been the Principal of the Longkou Huayu Certified Public Accountants Co. Ltd.

Ms. Feng Ju Chen, independent non-executive director of the Company, graduated from Yantai University in business management and is a member of The Chinese Institute of Certified Public Accountants. She has been the accounting manager of the Audit Bureau of Longkou City for more than 20 years. She has extensive experience in the field of accounting and joined the Company as a director on April 15, 2004.

Mr. Peter Mak, joined the Company as Chief Financial Officer in November 2004. He graduated from Hong Kong Polytechnic University. He is a fellow of the Chartered Association of Certified Accountants in the U.K. and a fellow of the Hong Kong Certified Public Accountants. He is the founder and managing director of VENFUND Investment in Hong Kong and VENFUND VC Investment Management Ltd. in Shenzhen. Previously, he was the managing partner of Arthur Andersen Southern China and also a partner of Arthur Andersen Worldwide.

There are no family relationships between the directors and executive officers.

INFORMATION ABOUT DIRECTOR NOMINEES

Mr. Heng Jing Lu, Chairman of the Company - see biographical information set forth above under “Directors and Executive Officers.”

Ms. Li Xia Wang, director and Chief Executive Officer of the Company - see biographical information set forth above under “Directors and Executive Officers.”

Ms. Ling Wang, director and Vice President of the Company - see biographical information set forth above under “Directors and Executive Officers.”

Mr. Zhi Yong Jiang, independent non-executive director of the Company - see biographical information set forth above under “Directors and Executive Officers.”

Mr. De Lin Yang, independent non-executive director of the Company - see biographical information set forth above under “Directors and Executive Officers.”

Mr. Qi Xue, independent non-executive director of the Company - see biographical information set forth above under “Directors and Executive Officers.”

Ms. Feng Ju Chen, independent non-executive director of the Company - see biographical information set forth above under “Directors and Executive Officers.”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission (the “SEC”) initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of common stock and other of our equity securities, on Forms 3, 4 and 5 respectively. Based on Company records and other information, we believe that all SEC filing requirements applicable to our directors and executive officers were complied with for 2005.

CORPORATE GOVERNANCE

We believe that good corporate governance and fair and ethical business practices are crucial not only to the proper operation of our company, but also to building and maintaining confidence in the integrity, reliability and transparency of the securities markets. We have kept abreast of the actions taken in the past year and a half by Congress, the SEC and the AMEX to improve and enhance corporate governance, and we take our responsibilities in this area very seriously. This section explains some of the things we have done, or are considering, to improve the way we run the Company.

CODE OF CONDUCT AND ETHICS

Our Board of Directors has adopted a Code of Conduct and Ethics (the “Code”) that applies to all of our employees, officers and directors. The Code covers compliance with law; fair and honest dealings with the company, with competitors and with others; fair and honest disclosure to the public; and procedures for compliance with the Code. You can obtain a copy of the Code by sending a written request to the attention of Mr. Peter Mak, Suite 3605, 36/F, News Building, No.2 Shen Nan Zhong Road, Shenzhen, PRC.

BOARD, COMMITTEE AND STOCKHOLDER MEETINGS

The American Stock Exchange marketplace rules (the “AMEX Rules”) require that our Board of Directors must meet at least quarterly. During the fiscal year ended December 25, 2006, the Board met eight times. The Audit Committee met four times. No director attended fewer than 75% of the meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served.

It is our policy that all members of the Board of Directors attend the Annual Meeting of Stockholders in person, although we recognize that directors occasionally may be unable to attend for personal or professional reasons. We generally hold a meeting of the Board on the same date as the annual stockholder meeting.

BOARD AND COMMITTEE INDEPENDENCE

Board of Directors. The AMEX Rules require that a majority of our Board of Directors must be “independent” and no director qualifies as independent until the Board makes an affirmative determination to that effect. In making this determination about a director, the Board must affirmatively conclude that the director does not have a material relationship with us that would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. Under the AMEX Rules, the Board considered, among other factors, the director’s current and historic relationships with us and our competitors, suppliers, customers and auditors, including compensation directly or indirectly paid to the director; the director’s professional and family relationships with management and other directors; the relationships that the director’s current and former employers may have with us; and the relationships between us and other companies of which the director may be a director or executive officer. The AMEX Rules require that the independent directors meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session.

As a result of this review, the Board has determined that the following directors, comprising a majority of the entire Board, are independent: De Lin Yang, Qi Xue, Zhi Yong Jiang and Feng Ju Chen.

COMPENSATION COMMITTEE

The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for our officers, including our Chief Executive Officer, and employees and administers our stock option plans.

COMPENSATION REPORT OF INDEPENDENT DIRECTORS

We have a Compensation Committee of the Board. The Compensation Committee consists of Qi Xue, Feng Ju Chen and Zhi Yong Jiang. Compensation decisions during the fiscal year ended December 25, 2005 were made by a majority of the directors of Committee. The Committee is charged with the responsibility of reviewing and approving executive officers’ compensation. The Chairman of the Compensation Committee is Zhi Yong Jiang.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee have any relationship with the Company or any of its officers of employees other than in connection with their role as a director. None of the members of the Compensation Committee have participated in any related party transactions with the Company since the beginning of the Company’s last fiscal year.

NOMINATING COMMITTEE

Under the AMEX Rules, nominees for our Board must be selected either by a nominating committee consisting entirely of independent directors or by a majority of the independent directors, acting pursuant to a standing resolution governing the nominating process. Given the size of our company and the significant committee responsibilities that many directors already have, we have chosen to assign this function to the independent directors rather than to a nominating committee. Consequently, our four independent directors, Qi Xue, Feng Ju Chen, De Lin Yang and Zhi Yong Jiang, are responsible for nominations. They act pursuant to a standing resolution. To date, the independent directors have not engaged any third parties to assist them in identifying candidates for the Board.

Among the tasks that our independent directors may undertake in this capacity are these:

-	Identifying and selecting those persons who will be nominees for director.

-
Considering factors relevant to the selection of nominees, including requirements of law, stock exchange listing standards, matters of character, judgment, business experience and areas of expertise, the diversity of the Board, and other factors.

-	Recruiting appropriate candidates when necessary, and reviewing the qualifications of any candidates nominated by stockholders.

-	Evaluating from time to time the size and composition of the Board and its committees.

-	Evaluating the function and performance of the Board and its directors.

Nomination by Stockholders

Our By-laws include a provision that permits a stockholder of record, that beneficially owned more than five percent of our voting stock for at least one year as of the date of the recommendation, to submit to us the name of any person whom the stockholder wishes to nominate as a candidate for election to the Board. In general, such a submission must be received by our corporate secretary at our principal office prior to the scheduled date of the annual stockholder meeting, and must contain all information about the candidate that would be required to be disclosed in a proxy statement prepared and filed under federal and state law, as well as the proposed nominee’s consent to be named as a nominee and to serve if elected. The stockholder must also provide information about his or her identity and the number of shares owned. If the nomination is made by a stockholder holding shares in “street name,” then the identity and ownership information must be furnished about the beneficial owner of the shares. A candidate submitted by a stockholder as a nominee need not be nominated by the independent directors.

We are required to include in our future proxy statements information about a recommended stockholder nominee, but only when the following criteria are met:

•
The proposed nomination is received by a date not later than the 120th day before the date (i.e., the month and day) of our proxy statement released to stockholders in connection with the prior year’s annual meeting.

•	The stockholder or stockholder group making the proposal has beneficially owned more than 5% of our voting stock for at least a year.

If those criteria are met, and provided that we have written consent from the proposed candidate and from the stockholder or stockholder group, we would be obliged to identify in our proxy statement the name of the candidate and the stockholder or stockholder group making the nomination, and to disclose our position regarding the nomination.

AUDIT COMMITTEE REPORT

Role of the Audit Committee

The Audit Committee operates under a written charter. The Audit Committee consists of three directors, Qi Xue, Zhi Yong Jiang and Feng Ju Chen, each of whom meets the independence requirements and standards currently established by the AMEX and the SEC. In addition, the Board of Directors has determined that Mr. Qi Xue is an “audit committee financial expert” and “independent” as defined under the relevant rules of the SEC and the AMEX. The Audit Committee assists the Board of Directors in fulfilling its oversight of the quality and integrity of the Company’s financial statements and the Company’s compliance with legal and regulatory requirements. The Audit Committee is responsible for retaining (subject to stockholder ratification) and, as necessary, terminating, the independent auditors, annually reviews the qualifications, performance and independence of the independent auditors and the audit plan, fees and audit results, and pre-approves audit and non-audit services to be performed by the auditors and related fees. The Audit Committee also oversees the performance of the Company’s internal audit and compliance functions. The Chairman of the Audit Committee is Zhi Yong Jiang.

Additionally, the Audit Committee has responsibilities and authority necessary to comply with Exchange Act rules relating to (i) direct responsibility for the appointment, compensation, retention and oversight of our accountants, (ii) treatment of complaints and concerns relating to accounting, internal accounting controls, and auditing matters, (iii) the engagement of independent counsel and other advisors, and (iv) determining appropriate funding for audit and audit committee related expenses. These and other aspects of the Audit Committee’s authority are more particularly described in the Audit Committee charter adopted by the Board of Directors in December, 2003, filed as Annex A to this Proxy Statement.

Review of our Audited Financial Statements for the Fiscal Year ended December 25, 2005

The Audit Committee (the “Committee”) has reviewed and discussed our audited financial statements for the fiscal year ended December 25, 2005 with management. The Audit Committee has discussed with Grobstein, Horwath & Company LLP, our independent public accountants, the matters required to be discussed by SAS 61.

The Committee reviewed with the Company’s financial managers and the independent auditors overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of the Company’s internal controls, and the quality of the Company’s financial reporting.

The Committee has reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee asked for management’s representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles and have expressed to both management and the independent auditors their general preference for conservative policies when a range of accounting options is available.

In its meetings with representatives of the independent auditors, the Committee asks them to address, and discusses their responses to several questions that the Committee believes are particularly relevant to its oversight. These questions include:

•
Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the independent auditors themselves prepared and been responsible for the financial statements?

•
Based on the independent auditors’ experience and their knowledge of the Company, do the Company’s financial statements fairly present to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

•	Based on the independent auditors’ experience and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

The Committee believes that by thus focusing its discussions with the independent auditors, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

The Committee also discussed with the independent auditors all other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61 (“Communication with Audit Committees”). The Committee received and discussed with the independent auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), and considered with the independent auditors whether the provision of financial information systems design and implementation and other non-audit services provided by them to the Company during 2005 was compatible with the independent auditors’ independence.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee reviews the Company’s SEC reports prior to filing and intends to continue this practice in the future. In addition, the Committee reviews all quarterly earnings announcements in advance of their issuance with management and representatives of the independent auditors. In its oversight role, the Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles.

In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 25, 2005, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE Zhi Yong Jiang, Chair Qi Xue Feng Ju Chen

STOCKHOLDER COMMUNICATIONS

Our stockholders may communicate directly with the members of the Board of Directors or the individual Chair of standing Board committees by writing directly to those individuals c/o New Dragon Asia Corp. at the following address: Suite 2808, International Chamber of Commerce Tower, Fuhua Three Road, Shenzhen, PRC 518048.

PERFORMANCE GRAPH

The following Performance Graph compares the performance of our cumulative stockholder return with that of the AMEX composite index and a published industry index (the S&P 500 Packaged Food Index) for each of the most recent five fiscal years. The cumulative stockholder return for shares of our Common Stock and each of the indices is calculated assuming that $100 was invested on December 25, 2000. We paid no cash dividends during the periods shown. The performance of the indices is shown on a total return (dividends reinvested) basis. The graph lines merely connect year-end dates and do not reflect fluctuations between those dates.

INDEMNIFICATION

The Company’s Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the Revised Statutes of the State of Florida. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

The Company’s Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Florida law, including in circumstances in which indemnification is otherwise discretionary under Florida law. The Company has entered into indemnification agreements with its officers and directors containing provisions that may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from willful misconduct of a culpable nature), to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and to obtain directors’ and officers’ insurance if available on reasonable terms.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Grobstein, Horwath & Company, LLP has served as our independent auditors since August 2002. The Audit Committee has selected Grobstein, Horwath & Company LLP (“Grobstein”) as the Company’s independent accountants for the year ending December 25, 2006, and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting. Grobstein has no financial interest in the Company and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The Florida Business Corporation Act does not require the ratification of the selection of independent accountants by the Company’s stockholders, but in view of the importance of the financial statements to the stockholders, the Board of Directors deems it advisable that the stockholders pass upon such selection. A representative of Grobstein will be present at this year’s Annual Meeting of Stockholders. The representative will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

In the event the stockholders fail to ratify the selection of Grobstein, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors unanimously recommends that you vote FOR this proposal (Proposal 2 on the Proxy) to ratify the selection of the independent accountants. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Meeting.

AUDIT FEES

Public Accountants’ fees

For fiscal years ended December 25, 2005 and 2004, fees for services provided by Grobstein, Horwath & Company LLP were as follows:

	2005		2004
Audit Fees		$142,000		$112,000
Audit Related Fees		$28,500	$	Nil
Tax Fees		$5,000		$4,500
All Other Fees	$	Nil	$	Nil

Audit Fees were for professional services rendered for the audit of the Company’s annual financial statements, the review of quarterly financial statements, and the preparation of statutory and regulatory filings. Audit-Related Fees relate to professional services rendered in connection with employee benefit plan audits, accounting consultations, due diligence and audits in connection with acquisitions. Tax fees consist of fees billed for professional services for tax compliance, tax planning and tax advice. These services include assistance regarding federal, state and international tax compliance and planning, tax audit defense, and mergers and acquisitions. All other fees consist of stockholder meeting attendance and printing services. The Audit Committee considered and determined that the provision of non-audit services provided by Grobstein, Horwath & Company LLP is compatible with maintaining the firm’s independence.

Pre-Approval Policies and Procedures

In accordance with the SEC’s auditor independence rules, the Audit Committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to the Company by its independent auditor.

Prior to the engagement of the independent auditor for any fiscal year’s audit, management submits to the Audit Committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the auditor during that fiscal year. The Audit Committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

The fees for any services listed in a pre-approval schedule are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The Audit Committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the Audit Committee on a case-by-case basis. Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.

The Audit Committee will not grant approval for:

-	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to the Company;
-	provision by the independent auditor to the Company of strategic consulting services of the type typically provided by management consulting firms; or
-
the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of the Company’s financial statements.

Tax services proposed to be provided by the auditor to any director, officer or employee of the Company who is in an accounting role or financial reporting oversight role must be approved by the Audit Committee on a case-by-case basis where such services are to be paid for by the Company, and the Audit Committee will be informed of any services to be provided to such individuals that are not to be paid for by the Company.

In determining whether to grant pre-approval of any non-audit services in the “all other” category, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

-	whether the service creates a mutual or conflicting interest between the auditor and the Company;
-	whether the service places the auditor in the position of auditing his or her own work;
-	whether the service results in the auditor acting as management or an employee of the Company; and
-	whether the service places the auditor in a position of being an advocate for the Company.

MISCELLANEOUS

SOLICITATION OF PROXIES

We are soliciting proxies in the enclosed form and paying the cost of the solicitation. In addition to the use of the mails, we may solicit proxies personally or by telephone or telegraph using the services of our directors, officers and regular employees at nominal cost. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses incurred in sending proxy material to beneficial owners of our stock.

2006 STOCKHOLDER PROPOSALS

Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company’s By-Laws. The Company’s By-Laws do not contain such an advance notice provision. For the Company’s 2007 Annual Meeting of Stockholders, stockholders must submit such written notice to the Secretary of the Company on or before May 10, 2006. Stockholders of the Company wishing to include proposals in the proxy material for the 2007 Annual Meeting of Stockholders must submit the same in writing so as to be received by Peter Mak, the Chief Financial Officer of the Company on or before March 31, 2007. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

OTHER BUSINESS

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

AVAILABILITY OF FORM 10-K

We are providing without charge to each person solicited by this Proxy Statement a copy of our Annual Report on Form 10-K for the Fiscal Year ended December 25, 2005, including our financial statements but excluding the exhibits to Form 10-K. The Form 10-K includes a list of the exhibits that were filed with it, and we will furnish a copy of any such exhibit to any person who requests it upon the payment of our reasonable expenses in providing the requested exhibit. For further information, please contact Mr. Peter Mak, Chief Financial Officer, New Dragon Asia Corp., Suite 3605, 36/F, News Building, No.2 Shen Nan Zhong Road, Shenzhen, PRC, telephone 86-755-2595-1100. Our Annual Report on Form 10-K and our other filings with the SEC, including the exhibits, are also available for free on our Internet site (http://www.newdragonasia.com) and the SEC’s Internet site (http://www.sec.gov).

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company’s annual report on Form 10-KSB was mailed along with this proxy statement.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 21, 2006. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

April 21, 2006

By Order of Board of Directors, /s/ Li Xia Wang Name: Li Xia Wang Title: Chief Executive Officer

ANNUAL MEETING OF STOCKHOLDERS

OF

NEW DRAGON ASIA CORP.

MAY 23, 2006

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

- Please detach along perforated line and mail in the envelope provided -

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of the following directors:

NOMINEES:

☐ FOR ALL NOMINEES	Heng Jing Lu ¡	De Lin Yang ¡

	Li Xia Wang ¡	Qi Xue ¡

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	Ling Wang ¡	Feng Ju Chen ¡

Zhi Yong Jiang ¡

☐ FOR ALL EXCEPT (See instructions below)

2.	To ratify the Board of Director’s selection of Grobstein, Horwath & Company LLP to serve and the Company’s independent accountants for the fiscal year ending December 25, 2006.

FOR ☐  AGAINST ☐  ABSTAIN ☐
3.	In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

I PLAN ON ATTENDING THE ANNUAL MEETING ☐

Signature of Stockholder [             ] Date: [     ]

Signature of Stockholder [             ] Date: [     ]

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.